Exhibit 10.15

FULL-RECOURSE SECURED PROMISSORY NOTE

$25,295.20 (fill in amount)	6/24/99 (fill in date)
Mountain View, California

For value received, the undersigned promises to pay ValiCert, Inc., a Delaware corporation (the “Company”), at its principal office the principal sum of $25,295.20 with interest from the date hereof at a rate of 6% per annum, compounded annually, on the unpaid balance of such principal sum. Such principal and interest shall be due and payable on the date which is five (5) years from the date hereof, except as set forth below.

This Note evidences the undersigned’s payment for the purchase of certain shares of the Company’s Common Stock. In the event the undersigned sells any such shares prior to payment in full of this Note, a pro rata portion of the principal and interest under this Note shall be due and payable within five (5) days following such sale.

If the undersigned’s employment or consulting relationship with the Company is terminated for any reason (including death or disability) prior to payment in full of this Note, this Note shall be immediately due and payable.

Principal and interest are payable in lawful money of the United States of America. AMOUNTS DUE UNDER THIS NOTE MAY BE PREPAID AT ANY TIME WITHOUT PREMIUM OR PENALTY.

Should suit be commenced to collect any sums due under this Note, such sum as the Court may deem reasonable shall be added hereto as attorneys’ fees. The undersigned waives presentment for payment, protest, notice of protest and notice of nonpayment of this Note.

This Note, which is full recourse, is secured by a pledge of certain shares of Common Stock of the Company and is subject to the terms of a Pledge and Security Agreement between the undersigned and the Company of even date herewith.

/s/ SRINIVASAN KRISHNAN
Optionee

PLEDGE AND SECURITY AGREEMENT

This Pledge And Security Agreement (this “Agreement”) is entered into as of 6/24/99 (fill in date) between ValiCert, Inc., a Delaware corporation (the “Company”), and Srinivasan Krishnan (“Purchaser”).

RECITALS

A. Purchaser is obligated to the Company under a Full-Recourse Secured Promissory Note of even date herewith (the “Note”).

B. The Company is willing to advance/loan money in reliance in part upon this Agreement by Purchaser.

AGREEMENT

1. Grant of Security Interest. Purchaser hereby assigns, pledges and grants to the Company, a lien on and first priority security interest in all of Purchaser’s right, title and interest in and to all of the property described in Section 2 below (the “Collateral”) to secure the full payment and performance of the obligations of Purchaser to the Company under the Note and all amendments, extensions, or renewals of the Note (the “Obligations”). Purchaser shall execute all documents and take all actions reasonably necessary to perfect the Company’s security interest in the Collateral.

2. Collateral. The Collateral shall consist of all shares of the Company’s Common Stock purchased by Purchaser pursuant to the exercise of Purchaser’s option to purchase the Company’s Common Stock. In the event that Purchaser prepays all or a portion of the Note in accordance with the provisions thereof, Purchaser intends, unless written notice to the contrary is delivered to the Company, that the Collateral represented by the portion of the Note so repaid, including annual interest thereon, shall continue to be so held by the Company to serve as independent collateral for the outstanding portion of the Note for the purpose of commencing the holding period set forth in Rule 144(d) promulgated under the Securities Act of 1933, as amended.

3. Delivery of Collateral. Concurrently with Purchaser’s delivery to the Company of the Note, Purchaser shall deliver the Collateral to the Company. The Company or its legal counsel shall hold the Collateral as security for Purchaser’s obligations under the Note and shall not release the Collateral until such obligations are discharged in full to the satisfaction of the Company.

4. Covenants. Purchaser hereby covenants and agrees as follows:

(a) Purchaser will do all acts that may be necessary to maintain, preserve, and protect the Collateral.

(b) Purchaser will keep the Collateral free of all other liens or charges except those provided herein.

(c) Purchaser will not sell, transfer, redeem, exchange, convey, pledge or otherwise dispose or surrender (other than to the Company) the Collateral or any interest therein.

(d) Purchaser will defend any proceeding which may affect its title to or the Company’s interest in the Collateral.

5. Authorized Action by the Company. Purchaser hereby irrevocably appoints the Company as its attorney-in-fact to do at any time prior to or subsequent to an Event of Default (as defined below) any act which Purchaser is obligated by this Agreement to do (but the Company shall not be obligated to nor shall it incur any liability to Purchaser or any third parties for failure so to do). In addition, at any time after the occurrence of an Event of Default, the Company is authorized:

(a) to exercise such rights and powers as Purchaser might exercise with respect to the Collateral;

(b) to make any compromise and take any action the Company deems advisable with respect to the Collateral; and

(c) to transfer the Collateral to its own name or its nominee’s name in accordance with applicable law.

The appointment granted herein is irrevocable and coupled with an interest.

6. Voting Rights. In the absence of an Event of Default, Purchaser shall be entitled to exercise all voting and or consensual powers pertaining to the Collateral for all purposes not inconsistent with this Agreement.

7. Event of Default. At the option of the Company, the following shall constitute an “Event of Default” under this Agreement:

(a) If Purchaser fails to pay when due any amount owed under the Note.

(b) If Purchaser breaches of any provision of this Agreement.

(c) If any representation or warranty given by Purchaser herein is false or inaccurate in any material respect at the time given.

(d) If Purchaser makes an assignment for the benefit of creditors.

(e) If Purchaser (i) becomes insolvent or (ii) files any application or petition in any tribunal for the appointment of a trustee or receiver, or (iii) commences any proceeding under any bankruptcy or reorganization statute, or under any provision of the United States Bankruptcy Code, or under any insolvency law, or under any dissolution or liquidation law whether now or hereafter in effect.

8. Remedies Upon Default. Upon the occurrence of any Event of Default, the Company shall have the rights specified in Articles Eight and Nine of the California Commercial Code and any other rights provided by law by virtue of this Agreement or by virtue of any judgment obtained by the Company. Purchaser shall remain obligated for any deficiency remaining after foreclosure upon the Collateral.

9. Application of Proceeds. The proceeds of any sale or other disposition of the Collateral following the occurrence of an Event of Default shall be applied by the Company as follows:

(a) First, to the reasonable expenses of redeeming, collecting, retaking, holding, preparing for sale, selling and the like and the reasonable attorneys’ fees and legal expenses incurred by the Company.

(b) Thereafter, to the satisfaction of the Obligations.

(c) Thereafter, any remaining proceeds shall be delivered to Purchaser.

10. Termination. This Agreement, except for the representations and warranties herein, shall terminate when all the Obligations have been fully paid.

11. No Waiver. the Company shall not by any act or omission be deemed to have waived any rights, powers or remedies hereunder unless such waiver be in writing and signed by the Company and then only to the extent specifically set forth therein; a waiver of one event shall not be construed as a bar to or waiver of such right or remedy on a subsequent event.

12. Binding Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns, except that Purchaser shall not be permitted to assign this Agreement herein or any obligation hereunder.

13. Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

14. Amendment. This Agreement may be altered, amended or repealed, in whole or in part, only by the written consent of all the parties to this Agreement at the time of such amendment.

15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

[Signature Page Follows]

The parties have as caused this Pledge and Security Agreement to be duly executed and delivered as of the date first above written.

VALICERT, INC.

/s/ SRINIVASAN KRISHNAN	By:	/s/ JOSEPH AMRAM
Srinivasan Krishnan	Name:	Joseph Amram
	Title:	President

Spouse of Srinivasan Krishnan (if applicable)